SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): September 27, 2000


                            OPTICAL CABLE CORPORATION
             (Exact name of Registrant as specified in its charter)

           Virginia                 0-27022                54-1237042
        (State or other           (Commission             (IRS Employer
         jurisdiction of          File Number)            Identification No.)
         incorporation)


               5290 Concourse Dr.
               Roanoke, Virginia                           24019
         (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (540) 265-0690


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          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

         On September 27, 2000, the Equal Employment Opportunity Commission filed a lawsuit under Title VII of the Civil Rights Act against Optical Cable Corporation in the United States District Court for the Western District of Virginia alleging a pattern or practice of discrimination on the bases of gender and race. The lawsuit seeks injunctive and other relief and damages in an unspecified amount.

         Management intends to vigorously defend the lawsuit on the merits. While the ultimate resolution of this lawsuit cannot be determined, management does not expect that its resolution will have a material adverse effect on the financial condition or business of Optical Cable Corporation.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    OPTICAL CABLE CORPORATION



                                    By s/Robert Kopstein
                                       ----------------------------
                                         Robert Kopstein
                                         Chairman of the Board, President
                                         and Chief Executive Officer


Date:  September 27, 2000




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